Vessel Charters (Tables)	6 Months Ended
Jun. 30, 2016
Leases [Abstract]
Schedule of Estimated Minimum Hire Payments
The minimum estimated charter hire payments for the remainder of the year and the next four fiscal years, as at June 30, 2016, for the Company’s chartered-in and chartered-out vessels were as follows:

Vessel Charters(1)	Remainder of 2016	2017	2018	2019	2020
	(in millions of U.S. Dollars)
Charters-in – operating leases	50.6	74.6	28.1	21.7	8.3
Charters-in – capital leases(2)	11.5	46.2	42.6	15.3	15.3
	62.1	120.8	70.7	37.0	23.6

Charters-out – operating leases(3)	696.6	1,412.9	1,214.1	993.4	903.0
Charters-out – direct financing leases	39.6	208.8	174.6	40.0	40.1
	736.2	1,621.7	1,388.7	1,033.4	943.1

(1)
Teekay LNG owns a 99% interest in Teekay Tangguh Borrower LLC (or Teekay Tangguh), which owns a 70% interest in Teekay BLT Corporation (or the Teekay Tangguh Joint Venture), giving Teekay LNG a 69% interest in the Teekay Tangguh Joint Venture. The joint venture is a party to operating leases whereby it is leasing two LNG carriers (or the Tangguh LNG Carriers) to a third party, which is in turn leasing the vessels back to the joint venture. This table does not include Teekay LNG’s minimum charter hire payments to be paid and received under these leases for the Tangguh LNG Carriers (which are described in Note 9 to the audited consolidated financial statements filed with the Company’s Annual Report on Form 20-F for the year ended December 31, 2015).

(2)
As at June 30, 2016, Teekay LNG was a party to capital leases on two Suezmax tankers, the Teide Spirit and the Toledo Spirit. Under these capital leases, the owner has the option to require Teekay LNG to purchase the two vessels. The charterer, who is also the owner, also has the option to cancel the charter contracts. The amounts in the table assume the owner will not exercise its options to require Teekay LNG to purchase either of the vessels from the owner, but rather it assumes the owner will cancel the charter contracts when the cancellation right is first exercisable, which is the thirteenth year anniversary of each respective contract in 2017 and 2018.

In February 2016, Teekay LNG took delivery of a LNG carrier newbuilding, the Creole Spirit. Teekay LNG sold this vessel to a third party and leased it back under a 10-year bareboat charter contract ending in 2026. The bareboat charter contract is accounted for as a capital lease. The obligations of Teekay LNG under the bareboat charter contract are guaranteed by Teekay LNG. In addition, the guarantee agreement requires Teekay LNG to maintain minimum levels of tangible net worth and aggregate liquidity, and not exceed a maximum amount of leverage.

(3)
The minimum scheduled future operating lease revenues should not be construed to reflect total charter hire revenues for any of the years. Minimum scheduled future revenues do not include revenue generated from new contracts entered into after June 30, 2016, revenue from unexercised option periods of contracts that existed on June 30, 2016 or variable or contingent revenues. In addition, minimum scheduled future operating lease revenues presented in the table have been reduced by estimated off-hire time for any period maintenance. The amounts may vary given unscheduled future events such as vessel maintenance.